Exhibit 10.37b
                         FIRST AMENDING AGREEMENT TO THE
                         KEYSPAN ENERGY DEVELOPMENT CO.
                   CREDIT AGREEMENT DATED AS OF JULY 29, 1999

                                     AMONG:

                         KEYSPAN ENERGY DEVELOPMENT CO.

                                   as Borrower

                                     - and -

                              ROYAL BANK OF CANADA,
                       THE CHASE MANHATTAN BANK OF CANADA,
                                BANK OF MONTREAL,
                                 BANK ONE CANADA
                          AND ALBERTA TREASURY BRANCHES

                                   as Lenders

                                     - and -

                              ROYAL BANK OF CANADA

                             as Administrative Agent






                                October 13, 2000

         THIS FIRST AMENDING AGREEMENT dated as of the 13th day of October, 2000

AMONG:

          KEYSPAN ENERGY DEVELOPMENT CO., a Nova Scotia unlimited liability company (hereinafter referred to as the "Borrower")

                                                              OF THE FIRST PART

                                     - and -

          ROYAL BANK OF CANADA, THE CHASE MANHATTAN BANK OF CANADA, BANK OF MONTREAL, BANK ONE CANADA AND ALBERTA TREASURY BRANCHES (hereinafter sometimes collectively referred to as the "Lenders")

                                                              OF THE SECOND PART

                                     - and -

          ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders hereunder (hereinafter referred to as the "Administrative Agent")

                                                               OF THE THIRD PART

         WHEREAS Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, The Toronto-Dominion Bank, Bank of Montreal, Bank One Canada, Alberta Treasury Branches and National Bank of Canada as Lenders and Royal Bank of Canada as Administrative Agent entered into a credit agreement dated as of July 29, 1999;

         AND WHEREAS the Borrower has requested that the Lenders consent to the Borrower incurring indebtedness of up to Cdn. $125,000,000 for purposes of financing the purchase of Gulf Canada Resources Limited's remaining interest in the Gulf Midstream assets and to finance the acquisition, constitution and expansion of gas processing and gathering assets;

         AND WHEREAS the Lenders have required that the Borrower, the Lenders and the Administrative Agent enter into this First Amending Agreement as one of the conditions to the Lenders providing their consent to the Borrower incurring that indebtedness;

         AND WHEREAS the Borrower, the Administrative Agent and the Lenders wish to enter into this First Amending Agreement to set forth the changes to the Credit Agreement, and to otherwise confirm the provisions of Amended Credit Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.       Definitions

         All capitalized terms used in this First Amending Agreement shall, unless otherwise defined herein, have the meanings herein given to them in the Credit Agreement, and:

         "Amended Credit Agreement" means the Credit Agreement, as amended by this First Amending Agreement, and as it may hereafter be further amended from time to time.

         "Credit Agreement" means the credit agreement dated as of July 29, 1999 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada and the other financial institutions named therein from time to time as Lenders and Royal Bank of Canada as Administrative Agent.

         "First Amending Agreement" means this first amending agreement.

2.       Amendments to Credit Agreement

         Effective as of the date of this First Amending Agreement, the Credit Agreement is amended as follows:

               (a) Section 8.1(n) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                    Debt - The Borrower has no indebtedness for borrowed money except (i) the amount of $100,511,840 plus interest accrued thereon since April 27, 1999 owing to KS Finance pursuant to the KS Finance Loan, (ii) indebtedness of up to Cdn. $125,000,000 pursuant to the credit agreement dated as of October 13, 2000 among the Borrower as Borrower, Bank of Montreal and the other financial institutions named therein from time to time as lenders and Bank of Montreal as agent for those lenders, and (iii) other indebtedness permitted hereunder or consented to in writing by the Administrative Agent.

               (b) Section 9.2(g) of the Credit Agreement is hereby deleted in its entirety.

               (c) Schedule "A" to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule "A" to this First Amending Agreement.

3.       Representations and Warranties

         The Borrower hereby represents and warrants to the Lenders that the applicable representations and warranties contained in Section 8.1 of the Credit Agreement, as amended by this First Amending Agreement, are true and accurate in all material respects as if made on the date of this First Amending Agreement.

4.       Confirmation

         Each of the parties hereto acknowledges and agrees that the Credit Agreement, as amended by this First Amending Agreement, and all other Documents are and will continue to be in full force and effect, and are hereby ratified and confirmed, and the rights and obligations of all parties thereunder will not be affected in any manner by the provisions of this First Amending Agreement, except as expressly provided in Section 2 of this First Amending Agreement.

5.       Further Assurances

         The Borrower will from time to time forthwith, and at the Borrower's own cost and expense, do, make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, manners and things which may be reasonably required by the Administrative Agent and are consistent with the intention of the parties hereto as evidenced herein, with respect to all matters arising under this First Amending Agreement or the Amended Credit Agreement.

6.       Expenses

         Without in any way limiting the provisions of Section 12.1 of the Credit Agreement, the Borrower will be liable for all reasonable expenses of the Administrative Agent and the Lenders, including legal fees and other out-of-pocket expenses, in connection with the negotiation, preparation, execution and delivery of this First Amending Agreement.

7.      Counterparts

         This First Amending Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have caused this First Amending Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                          KEYSPAN ENERGY DEVELOPMENT CO., as Borrower

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:


                           Per:
                               -------------------------------------------------
                               Name:
                               Title:


                          ROYAL BANK OF CANADA,
                          in its capacity as
                          Administrative Agent

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:

                          Per:
                                ------------------------------------------------
                               Name:
                               Title:

                                ROYAL BANK OF CANADA, as a Lender

                                Per:
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 Per:
                                    -----------------------------------------
                                    Name:
                                    Title:















This page is attached to and forms part of a First Amending Agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                           THE CHASE MANHATTAN BANK OF CANADA, as a Lender

                            Per:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                            Per:
                                  ----------------------------------------------
                                  Name:
                                  Title:












 This page is attached to and forms part of a First Amending Agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                          BANK OF MONTREAL, as a Lender

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:











This page is attached to and forms part of a First Amending Agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                BANK ONE CANADA, as a Lender

                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:










This page is attached to and forms part of a First Amending Agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                ALBERTA TREASURY BRANCHES, as a
                                Lender

                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:


This page is attached to and forms part of a First Amending Agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                   SCHEDULE A

Schedule A to the Credit Agreement dated July 29, 1999 among Keyspan Energy Development Co. as Borrower and a syndicate of Lenders, with Royal Bank of Canada as Administrative Agent

--------------------------------------------------------------------------------

                             LENDERS AND COMMITMENTS


Lender, Address and Fax                                            Commitment
-----------------------                                            ----------

Royal Bank of Canada                                            Cdn. $60,000,000
23rd Floor, 335 - 8th Avenue S.W.
Calgary, Alberta
T2P 2N5


Attention:               Account Manager
Telecopier No.:          (403) 292-3234

The Chase Manhattan Bank of Canada                              Cdn. $35,000,000
1 First Canadian Place
100 King Street West
Suite 6900, P.O. Box 106
Toronto, Ontario
M5X 1A4


Attention:               Vice President
Telecopier No.:          (416) 216-4132

with a copy to:
Chase Manhattan Bank
4 MetroTech Centre, 22nd Floor
Brooklyn, New York
11245


Attention:               Vice President
Telecopier No.:          (212) 552-1637

Bank of Montreal                                                Cdn. $50,000,000
1400, 421 - 7th Avenue S.W.
Calgary, Alberta
T2P 4K9


Attention:               Director, Corporate Accounts
Telecopier No.:          (403) 515-3650

Bank One Canada                                                 Cdn. $35,000,000
c/o Bank One NA
One First National Plaza
Suite 0363
Chicago, Illinois
60670


Attention:               Relationship Manager
Telecopier No.:          (312) 732-3055

Alberta Treasury Branches                                       Cdn. $20,000,000
ATB Place
9888 Jasper Avenue
Edmonton, Alberta
T5J 1P1


Attention:               Senior Credit Manager
Telecopier No.:          (780) 408-7262